Filed Pursuant to Rule 433
                                                         File No.: 333-132809-31

                                   SCHEDULE A
                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-FM2 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $992,657,000
                                  (Approximate)
                                 GSAMP 2006-FM2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates


                Approximate                       Expected       Initial      Estimated     Principal        Expected
                 Principal         Primary         Credit     Pass-Through    Avg. Life      Payment       S&P/ Moody's
Certificates   Balance(1)(4)   Collateral Group    Support       Rate(5)       (yrs)(2)    Window(2)(3)   Ratings(6)(7)
-----------------------------------------------------------------------------------------------------------------------
A-1             $351,611,000      Group I          19.15%    LIBOR + [ - ]%      2.19     10/06 - 11/12      AAA/Aaa
A-2A            $225,825,000      Group II         19.15%    LIBOR + [ - ]%      0.95     10/06 - 06/08      AAA/Aaa
A-2B             $95,613,000      Group II         19.15%    LIBOR + [ - ]%      2.00     06/08 - 01/09      AAA/Aaa
A-2C             $99,392,000      Group II         19.15%    LIBOR + [ - ]%      3.25     01/09 - 11/11      AAA/Aaa
A-2D             $53,666,000      Group II         19.15%    LIBOR + [ - ]%      5.99     11/11 - 11/12      AAA/Aaa
M-1              $34,230,000    Group I & II       15.80%    LIBOR + [ - ]%      4.57     05/10 - 11/12      AA+/Aa1
M-2              $29,631,000    Group I & II       12.90%    LIBOR + [ - ]%      4.46     03/10 - 11/12       AA/Aa2
M-3              $19,414,000    Group I & II       11.00%    LIBOR + [ - ]%      4.40     02/10 - 11/12       AA/Aa3
M-4              $16,349,000    Group I & II        9.40%    LIBOR + [ - ]%      4.37     01/10 - 11/12       AA-/A1
M-5              $15,837,000    Group I & II        7.85%    LIBOR + [ - ]%      4.34     12/09 - 11/12       A+/A2
M-6              $15,838,000    Group I & II        6.30%    LIBOR + [ - ]%      4.31     12/09 - 11/12        A/A3
M-7              $14,305,000    Group I & II        4.90%    LIBOR + [ - ]%      4.29     11/09 - 11/12      A-/Baa1
M-8              $11,750,000    Group I & II        3.75%    LIBOR + [ - ]%      4.28     11/09 - 11/12      BBB+/Baa2
M-9               $9,196,000    Group I & II        2.85%    LIBOR + [ - ]%      4.27     10/09 - 11/12      BBB/Baa3
-----------------------------------------------------------------------------------------------------------------------
Total           $992,657,000
-----------------------------------------------------------------------------------------------------------------------

Non-Offered Certificates

-----------------------------------------------------------------------------------------------------------------------
B-1               $6,131,000    Group I & II        2.25%    LIBOR + [ - ]%       N/A         N/A                N/A
B-2              $10,217,000    Group I & II        1.25%    LIBOR + [ - ]%       N/A         N/A                N/A
-----------------------------------------------------------------------------------------------------------------------


(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all certificates.
(3) The last scheduled distribution date for the Certificates is the Distribution Date in September 2036.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.
(7) Rating Agency Contacts: Karen Ramallo, Moody's Ratings (212) 553-0370 and Michael Wray, Standard and Poor's (212) 438-3126.

Selected Mortgage Pool Data(8)

                                                                        Group I                               Group II
                                                         -----------------------------------   -----------------------------------
                                                         Adjustable Rate       Fixed Rate      Adjustable Rate       Fixed Rate
------------------------------------------------------   ----------------   ----------------   ----------------   ----------------
Aggregate Scheduled Principal Balance:                       $362,521,985        $72,371,416       $474,316,095       $112,568,726
Number of Mortgage Loans:                                           1,877                346              1,289              1,045
Average Scheduled Principal Balance:                             $193,139           $209,166           $367,972           $107,721
Weighted Average Gross Coupon:                                      8.782%             7.766%             8.242%             9.498%
Weighted Average Net Coupon(9):                                     8.272%             7.256%             7.732%             8.988%
Weighted Average Current FICO Score:                                  600                640                640                664
Weighted Average Original LTV Ratio(10):                            78.90%             75.66%             81.72%             45.44%
Weighted Average Combined LTV with Silent Seconds(10):              83.74%             78.09%             94.90%             93.42%
Weighted Average Stated Remaining Term (months):                      358                356                358                354
Weighted Average Seasoning (months):                                    2                  2                  2                  2
Weighted Average Months to Roll(11):                                   22                N/A                 22                N/A
Weighted Average Gross Margin(11):                                   6.20%               N/A               5.92%               N/A
Weighted Average Initial Rate Cap(11):                               2.95%               N/A               2.96%               N/A
Weighted Average Periodic Rate Cap(11):                              1.50%               N/A               1.50%               N/A
Weighted Average Gross Maximum Lifetime Rate(11):                   14.78%               N/A              14.24%               N/A
Percentage of Loans with Silent Seconds(12):                        15.39%              7.42%             31.33%             11.52%
Weighted Average DTI Ratio:                                         44.30%             43.02%             43.13%             41.65%

                                                              Aggregate
                                                         ------------------

------------------------------------------------------   ------------------
Aggregate Scheduled Principal Balance:                       $1,021,778,222
Number of Mortgage Loans:                                             4,557
Average Scheduled Principal Balance:                               $224,222
Weighted Average Gross Coupon:                                        8.538%
Weighted Average Net Coupon(9):                                       8.028%
Weighted Average Current FICO Score:                                    628
Weighted Average Original LTV Ratio(10):                              76.30%
Weighted Average Combined LTV with Silent Seconds(10):                89.58%
Weighted Average Stated Remaining Term (months):                        357
Weighted Average Seasoning (months):                                      2
Weighted Average Months to Roll(11):                                     22
Weighted Average Gross Margin(11):                                     6.04%
Weighted Average Initial Rate Cap(11):                                 2.96%
Weighted Average Periodic Rate Cap(11):                                1.50%
Weighted Average Gross Maximum Lifetime Rate(11):                     14.48%
Percentage of Loans with Silent Seconds(12):                          21.80%
Weighted Average DTI Ratio:                                           43.37%


(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(10) With respect to first lien Mortgage Loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, including any Mortgage Loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien Mortgage Loan, to the original value of the related mortgaged property.
(11) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.
(12) Represents percentage of Mortgage Loans in the mortgage loan pool as to which a second lien Mortgage Loan secured by the related mortgaged property was originated in connection with the origination of the first lien Mortgage Loan. The second lien Mortgage Loan is not included in the mortgage loan pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Fremont Investment and Loan ("Fremont").

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.25% and excess spread.

o Fremont will service all of the Mortgage Loans. Fremont's residential primary servicer ratings for subprime loans are: Average (S&P), SQ3+ (Moody's) and RPS3 (Fitch).

o Wells Fargo Bank, N.A. ("Wells Fargo") will act as master servicer, securities administrator and paying agent and will be required to monitor the performance of the Servicer.

o All amounts and percentages herein related to the Mortgage Loans are as of the Cut-off Date unless otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA06FM2" and on Bloomberg as "GSAMP 06-FM2".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,006,451,549. For the purposes of calculating the WAC Caps, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), changing monthly according to the attached schedule, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:              September 29, 2006

Cut-off Date:                       September 1, 2006

Expected Pricing Date:              Week of September 25, 2006

First Distribution Date:            October 25, 2006

Key Terms

Offered Certificates:               Class A and Class M Certificates

Non-Offered Certificates:           Class B Certificates

Class A Certificates:               Class A-1, Class A-2A, Class A-2B, Class
                                    A-2C and Class A-2D Certificates

Class A-2 Certificates:             Class A-2A, Class A-2B, Class A-2C and Class
                                    A-2D Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates

Class B Certificates:               Class B-1 and Class B-2 Certificates

Residual Certificates:              Class R, Class RC and Class RX

LIBOR Certificates:                 Offered and Non-Offered Certificates

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Servicer:                           Fremont Investment and Loan

Master Servicer and
Securities Administrator:           Wells Fargo Bank, N.A.

Trustee:                            Deutsche Bank National Trust Company

Custodian:                          Deutsche Bank National Trust Company

Swap Provider:                      TBD


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Servicing Fee Rate:                 50 bps

Master Servicing and
Securities Administrator
Fee Rate:                           No more than 1 bp

Expense Fee Rate:                   The Servicing Fee Rate and the Master
                                    Servicing and Securities Administrator Fee
                                    Rate

Expense Fee:                        The aggregate of the servicing fee at the
                                    Servicing Fee Rate and the trustee fee at the Trustee Fee Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Last Scheduled Distribution Date:   For all certificates, the Distribution Date
                                    occurring in September 2036

Record Date:                        For any Distribution Date, the last business
                                    day of the related Interest Accrual Period

Delay Days:                         0 day delay on all the LIBOR Certificates

Prepayment Period:                  [The calendar month prior to the
                                    Distribution Date]

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis

Interest Accrual Period:            From the prior Distribution Date to the day
                                    prior to the current Distribution Date
                                    (except for the initial Interest Accrual
                                    Period for which interest will accrue from the Closing Date).

Pricing Prepayment Assumption:      Adjustable rate Mortgage Loans: CPR starting
                                    at 5% CPR in the first month of the Mortgage
                                    Loan (i.e. loan age) and increasing to 30%
                                    CPR in month 12 (an approximate 2.273%
                                    increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                                    Fixed rate Mortgage Loans: CPR starting at
                                    5% CPR in the first month of the Mortgage
                                    Loan (i.e. loan age) and increasing to 24%
                                    CPR in month 12 (an approximate 1.727%
                                    increase per month), and remaining at 24%
                                    CPR thereafter.

Mortgage Loans:                     The trust will consist of sub-prime, first
                                    and second lien, fixed rate and adjustable rate residential mortgage loans.

Group I Mortgage Loans:             Approximately $435,316,960 of Mortgage Loans
                                    with original principal balances as of the Cut-off Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:            Approximately $587,398,357 of Mortgage Loans
                                    with original principal balances as of the Cut-off Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie
                                    Mac.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-off Date:

                                    Initial Gross WAC(1):                                     8.5382%
                                       Less Fees & Expenses(2):                               0.5100%
                                                                                              -------
                                    Net WAC(1):                                               8.0282%
                                       Less Initial LIBOR Certificate Coupon (Approx.)(3):    5.4931%
                                       Less Initial Net Swap Outflow(3):                      0.1024%
                                                                                              -------
                                    Initial Excess Spread(1):                                 2.4327%

                                    (1)   This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the interest
                                          rates on the Mortgage Loans as well as
                                          any changes in day count.
                                    (2)   Assumes a fee of 51 bps.
                                    (3)   Assumes 1-month LIBOR equal to 5.336%,
                                          initial marketing spreads and a 30-day
                                          month. This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the
                                          pass-through rates on the LIBOR
                                          Certificates as well as any changes in
                                          day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:              Fremont will pay compensating interest equal
                                    to the lesser of (A) the aggregate of the prepayment interest shortfalls on the
                                    Mortgage Loans for the related Distribution
                                    Date resulting from Principal Prepayments on the Mortgage Loans during the related
                                    Prepayment Period and (B) the servicing fee received the for the related Distribution
                                    Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc.
                                    and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Offered
                                    Certificates will not be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                      Portions of the trust will be treated as
                                    multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                    The Offered Certificates will represent
                                    regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

                                    The discussion contained in this term sheet as to federal, state and local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written to support the promotion of marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your circumstances form an independent tax advisor.

Registration Statement
and Prospectus:                     This term sheet does not contain all
                                    information that is required to be included in a registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration
                                    statement (including the prospectus with the SEC for the offering to which this communication relates). Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

                                    The registration statement referred to above
                                    (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                                    http://sec.gov/Archives/edgar/data/807641/
                                    000091412106000903/gs886094-s3.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                    DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                    IN THE OFFERED CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.25% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in October 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 38.30%.

Class   Initial Credit Enhancement Percentage(1)   Stepdown Date Percentage
-----   ----------------------------------------   ------------------------
  A                   19.15%                                38.30%
 M-1                  15.80%                                31.60%
 M-2                  12.90%                                25.80%
 M-3                  11.00%                                22.00%
 M-4                   9.40%                                18.80%
 M-5                   7.85%                                15.70%
 M-6                   6.30%                                12.60%
 M-7                   4.90%                                 9.80%
 M-8                   3.75%                                 7.50%
 M-9                   2.85%                                 5.70%
 B-1                   2.25%                                 4.50%
 B-2                   1.25%                                 2.50%

(1)   Includes initial overcollateralization percentage.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 39.05% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


     Distribution Dates                     Cumulative Realized Loss Percentage
-----------------------------   ------------------------------------------------------------
October 2008 - September 2009                    1.35% for the first month,
                                plus an additional 1/12th of 1.70% for each month thereafter

October 2009 - September 2010                    3.05% for the first month,
                                plus an additional 1/12th of 1.75% for each month thereafter

October 2010 - September 2011                    4.80% for the first month,
                                plus an additional 1/12th of 1.40% for each month thereafter

October 2011 - September 2012                    6.20% for the first month,
                                plus an additional 1/12th of 0.75% for each month thereafter

October 2012 and thereafter                                6.95%


Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-Up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receivable and to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 61.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 68.40% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 74.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-2


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Residual Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs
      (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v) certain swap termination payments to the Supplemental Interest Trust, and

      (vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, and the net swap receivable from the Swap Provider for such Distribution Date and any swap termination payments owed to the Swap Provider or received from the Swap Provider. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the required overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)


                                                                                    37-48    49-60
                          No Penalty    0-12 Months   13-24 Months   25-36 Months   Months   Months       Total
----------------------   ------------   -----------   ------------   ------------   ------   ------   --------------
2 YR ARM                 $186,469,293   $13,595,496   $160,710,674     $5,779,189       $0       $0     $366,554,652
2 YR ARM BALLOON 40/30    133,662,410    25,970,605    177,645,317     19,928,022        0        0      357,206,353
2 YR ARM IO                27,138,240     4,146,669     55,731,887      4,086,450        0        0       91,103,247
3 YR ARM                    3,660,193       748,504        197,862      1,963,665        0        0        6,570,223
3 YR ARM BALLOON 40/30      5,239,634       761,642              0      1,674,058        0        0        7,675,334
3 YR ARM IO                   967,500             0        141,600      2,859,416        0        0        3,968,516
5 YR ARM                      210,033             0         59,446        654,263        0        0          923,742
5 YR ARM BALLOON 40/30        820,439       503,757        682,136        545,653        0        0        2,551,984
5 YR ARM IO                   284,028             0              0              0        0        0          284,028
FIXED                      43,935,751    14,773,204     27,962,594     52,826,666        0        0      139,498,215
FIXED BALLOON 40/30         5,222,724    11,050,783      1,972,975     27,195,445        0        0       45,441,927
----------------------   ------------   -----------   ------------   ------------   ------   ------   --------------
Total:                   $407,610,246   $71,550,660   $425,104,490   $117,512,826       $0       $0   $1,021,778,222
----------------------   ------------   -----------   ------------   ------------   ------   ------   --------------



                         No Penalty    0-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
----------------------   ----------    -----------    ------------    ------------    ------------    ------------
2 YR ARM                      18.25%          1.33%          15.73%           0.57%           0.00%           0.00%
2 YR ARM BALLOON 40/30        13.08           2.54           17.39            1.95            0.00            0.00
2 YR ARM IO                    2.66           0.41            5.45            0.40            0.00            0.00
3 YR ARM                       0.36           0.07            0.02            0.19            0.00            0.00
3 YR ARM BALLOON 40/30         0.51           0.07            0.00            0.16            0.00            0.00
3 YR ARM IO                    0.09           0.00            0.01            0.28            0.00            0.00
5 YR ARM                       0.02           0.00            0.01            0.06            0.00            0.00
5 YR ARM BALLOON 40/30         0.08           0.05            0.07            0.05            0.00            0.00
5 YR ARM IO                    0.03              0               0               0               0               0
FIXED                           4.3           1.45            2.74            5.17               0               0
FIXED BALLOON 40/30            0.51           1.08            0.19            2.66               0               0
----------------------   ----------    -----------    ------------    ------------    ------------    ------------
Total:                        39.89%          7.00%          41.60%          11.50%           0.00%           0.00%
----------------------   ----------    -----------    ------------    ------------    ------------    ------------


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of September 21, 2006) are used
o     40% loss severity; 6 month lag in recoveries
o Run to call with collateral losses calculated through the life of the applicable bond
o     Offered Certificates are priced at par
o     Assumes bonds pay on 25th of month


                                        First Dollar of Loss               LIBOR Flat                     0% Return
--------------------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                       30.80                        30.87                         32.11
            Yield (%)                                    5.3584                       5.0525                        0.0523
            WAL                                            3.41                         3.41                          3.29
            Modified Duration                              3.08                         3.08                          3.07
            Principal Window                      Feb10 - Feb10                Feb10 - Feb10                 Jan10 - Jan10
            Principal Writedown               38,395.46 (0.11%)           423,780.01 (1.24%)         6,038,837.40 (17.64%)
            Total Collat Loss           198,317,137.98 (19.41%)      198,662,011.69 (19.44%)       203,196,657.79 (19.89%)
--------------------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                       25.07                        25.13                         26.15
            Yield (%)                                    5.3885                       5.0833                        0.0341
            WAL                                            3.74                         3.74                          3.61
            Modified Duration                              3.35                         3.35                          3.34
            Principal Window                      Jun10 - Jun10                Jun10 - Jun10                 May10 - May10
            Principal Writedown               27,072.67 (0.09%)           395,425.19 (1.33%)         5,768,338.96 (19.47%)
            Total Collat Loss           173,802,624.31 (17.01%)      174,130,618.41 (17.04%)       178,457,245.59 (17.47%)
--------------------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                       21.79                        21.83                         22.40
            Yield (%)                                    5.3843                       5.0678                        0.0955
            WAL                                            3.91                         3.91                          3.87
            Modified Duration                              3.48                         3.48                          3.55
            Principal Window                      Aug10 - Aug10                Aug10 - Aug10                 Aug10 - Aug10
            Principal Writedown               31,823.80 (0.16%)           294,269.23 (1.52%)         4,011,254.99 (20.66%)
            Total Collat Loss           157,447,846.73 (15.41%)      157,681,241.30 (15.43%)       160,987,260.59 (15.76%)
--------------------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                       19.13                        19.17                         19.71
            Yield (%)                                    5.4126                       5.0395                        0.0904
            WAL                                            4.16                         4.16                          4.03
            Modified Duration                              3.68                         3.68                          3.67
            Principal Window                      Nov10 - Nov10                Nov10 - Nov10                 Oct10 - Oct10
            Principal Writedown               55,791.69 (0.34%)           334,650.17 (2.05%)         3,562,543.68 (21.79%)
            Total Collat Loss           144,268,734.01 (14.12%)      144,516,004.71 (14.14%)       146,955,670.96 (14.38%)
--------------------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                       16.79                        16.84                         17.34
            Yield (%)                                    5.5077                       5.0232                        0.0605
            WAL                                            4.32                         4.32                          4.17
            Modified Duration                              3.80                         3.81                          3.80
            Principal Window                      Jan11 - Jan11                Jan11 - Jan11                 Dec10 - Dec10
            Principal Writedown                1,287.61 (0.01%)           368,165.87 (2.32%)         3,611,842.44 (22.81%)
            Total Collat Loss           131,006,843.10 (12.82%)      131,332,597.72 (12.85%)       133,801,117.09 (13.09%)
--------------------------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                       14.61                        14.66                         15.13
            Yield (%)                                    5.5114                       5.0225                        0.0621
            WAL                                            4.49                         4.49                          4.31
            Modified Duration                              3.92                         3.93                          3.93
            Principal Window                      Mar11 - Mar11                Mar11 - Mar11                 Feb11 - Feb11
            Principal Writedown               49,301.19 (0.31%)           433,594.59 (2.74%)         3,775,230.01 (23.84%)
            Total Collat Loss           117,816,234.25 (11.53%)      118,159,187.44 (11.56%)       120,695,056.32 (11.81%)
--------------------------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                       12.73                        12.81                         13.22
            Yield (%)                                    5.8830                       5.0112                        0.0183
            WAL                                            4.66                         4.65                          4.43
            Modified Duration                              4.01                         4.02                          4.02
            Principal Window                      May11 - May11                May11 - May11                 Apr11 - Apr11
            Principal Writedown               31,189.08 (0.22%)           673,006.82 (4.70%)         3,744,128.15 (26.17%)
            Total Collat Loss           105,811,435.16 (10.36%)      106,386,262.27 (10.41%)       108,736,690.23 (10.64%)
--------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of September 21, 2006) are used
o     40% loss severity; 6 month lag in recoveries
o Run to call with collateral losses calculated through the life of the applicable bond
o     Offered Certificates are priced at par
o     Assumes bonds pay on 25th of month


                                          First Dollar of Loss              LIBOR Flat                    0% Return
--------------------------------------------------------------------------------------------------------------------------
Class M-8   CDR (%)                                       11.25                        11.32                         11.65
            Yield (%)                                    6.0005                       5.0861                        0.1205
            WAL                                            4.82                         4.81                          4.55
            Modified Duration                              4.12                         4.13                          4.13
            Principal Window                      Jul11 - Jul11                Jul11 - Jul11                 Jun11 - Jun11
            Principal Writedown               52,072.15 (0.44%)           625,655.45 (5.32%)         3,194,789.08 (27.19%)
            Total Collat Loss             95,995,061.82 (9.39%)        96,518,241.11 (9.45%)         98,472,365.64 (9.64%)
--------------------------------------------------------------------------------------------------------------------------
Class M-9   CDR (%)                                       10.12                        10.24                         10.47
            Yield (%)                                    7.0930                       5.0599                        0.2228
            WAL                                            4.91                         4.87                          4.61
            Modified Duration                              4.07                         4.09                          4.13
            Principal Window                      Aug11 - Aug11                Aug11 - Aug11                 Aug11 - Aug11
            Principal Writedown                9,033.47 (0.10%)        1,009,287.52 (10.98%)         2,927,569.62 (31.84%)
            Total Collat Loss             87,877,798.82 (8.60%)        88,800,738.53 (8.69%)         90,562,470.33 (8.86%)
--------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is not exercised


                                    --------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.77             3.23             2.36             1.71             1.30             1.15
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           312              223              164              124              33               28
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.59             1.18             0.95             0.80             0.69             0.62
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           36               25               21               17               15               13
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    3.84             2.55             2.00             1.72             1.46             1.26
              First Prin Pay          36               25               21               17               15               13
              Last Prin Pay           61               40               28               24               21               18
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    7.44             4.90             3.25             2.23             1.95             1.76
              First Prin Pay          61               40               28               24               21               18
              Last Prin Pay           130              85               62               32               26               24
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    15.77            10.60            7.75             5.05             2.42             2.14
              First Prin Pay          130              85               62               32               26               24
              Last Prin Pay           319              231              172              133              33               28
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    9.31             6.21             5.02             5.25             6.28             5.20
              First Prin Pay          49               38               44               54               59               49
              Last Prin Pay           275              190              139              107              106              88
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    9.29             6.19             4.90             4.69             4.55             3.81
              First Prin Pay          49               38               42               48               48               41
              Last Prin Pay           265              182              133              102              82               67
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    9.25             6.16             4.82             4.42             4.06             3.42
              First Prin Pay          49               38               41               46               44               37
              Last Prin Pay           253              173              126              97               77               64
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    9.22             6.13             4.76             4.27             3.83             3.23
              First Prin Pay          49               37               40               44               41               35
              Last Prin Pay           244              166              121              93               74               61
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    9.17             6.09             4.71             4.15             3.67             3.11
              First Prin Pay          49               37               39               42               39               34
              Last Prin Pay           235              159              116              89               71               59
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    9.11             6.05             4.65             4.05             3.53             3.00
              First Prin Pay          49               37               39               41               38               32
              Last Prin Pay           225              151              110              85               67               56
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    9.02             5.98             4.58             3.95             3.41             2.90
              First Prin Pay          49               37               38               40               36               31
              Last Prin Pay           212              141              103              79               63               52
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.88             5.88             4.50             3.84             3.30             2.82
              First Prin Pay          49               37               38               39               35               30
              Last Prin Pay           196              131              95               73               58               48
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-9     WAL                    8.69             5.75             4.40             3.74             3.20             2.72
              First Prin Pay          49               37               37               38               35               30
              Last Prin Pay           179              119              87               66               53               44
--------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is exercised

                                    --------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.44             2.99             2.19             1.59             1.30             1.15
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           154              101              74               56               33               28
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.59             1.18             0.95             0.80             0.69             0.62
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           36               25               21               17               15               13
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    3.84             2.55             2.00             1.72             1.46             1.26
              First Prin Pay          36               25               21               17               15               13
              Last Prin Pay           61               40               28               24               21               18
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    7.44             4.90             3.25             2.23             1.95             1.76
              First Prin Pay          61               40               28               24               21               18
              Last Prin Pay           130              85               62               32               26               24
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    12.49            8.20             5.99             3.71             2.42             2.14
              First Prin Pay          130              85               62               32               26               24
              Last Prin Pay           154              101              74               56               33               28
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.44             5.59             4.57             4.64             3.74             3.16
              First Prin Pay          49               38               44               54               45               38
              Last Prin Pay           154              101              74               56               45               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.44             5.58             4.46             4.34             3.74             3.16
              First Prin Pay          49               38               42               48               45               38
              Last Prin Pay           154              101              74               56               45               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.44             5.58             4.40             4.09             3.73             3.15
              First Prin Pay          49               38               41               46               44               37
              Last Prin Pay           154              101              74               56               45               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.44             5.58             4.37             3.95             3.59             3.04
              First Prin Pay          49               37               40               44               41               35
              Last Prin Pay           154              101              74               56               45               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.44             5.57             4.34             3.86             3.44             2.93
              First Prin Pay          49               37               39               42               39               34
              Last Prin Pay           154              101              74               56               45               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.44             5.57             4.31             3.78             3.33             2.83
              First Prin Pay          49               37               39               41               38               32
              Last Prin Pay           154              101              74               56               45               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.44             5.57             4.29             3.72             3.24             2.76
              First Prin Pay          49               37               38               40               36               31
              Last Prin Pay           154              101              74               56               45               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.44             5.57             4.28             3.67             3.17             2.72
              First Prin Pay          49               37               38               39               35               30
              Last Prin Pay           154              101              74               56               45               38
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-9     WAL                    8.44             5.57             4.27             3.63             3.12             2.67
              First Prin Pay          49               37               37               38               35               30
              Last Prin Pay           154              101              74               56               45               38
--------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR Forward Curves as of September 21, 2006, (ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution   Excess Spread            Distribution   Excess Spread            Distribution   Excess Spread
Period       Date            (%)        Period       Date            (%)        Period       Date            (%)
------   ------------   -------------   ------   ------------   -------------   ------   ------------   -------------
     1      Oct-06             3.1787       49      Oct-10             4.6501       97      Oct-14             4.6695
     2      Nov-06             2.2089       50      Nov-10             4.4563       98      Nov-14             4.5093
     3      Dec-06             2.3733       51      Dec-10             4.6205       99      Dec-14             4.6899
     4      Jan-07             2.1988       52      Jan-11             4.4328      100      Jan-15             4.5341
     5      Feb-07             2.2486       53      Feb-11             4.4454      101      Feb-15             4.5569
     6      Mar-07             2.8329       54      Mar-11             4.9781      102      Mar-15             5.0766
     7      Apr-07             2.3082       55      Apr-11             4.4351      103      Apr-15             4.5850
     8      May-07             2.5202       56      May-11             4.6103      104      May-15             4.7675
     9      Jun-07             2.3781       57      Jun-11             4.4246      105      Jun-15             4.6151
    10      Jul-07             2.5996       58      Jul-11             4.6047      106      Jul-15             4.7948
    11      Aug-07             2.4596       59      Aug-11             4.4482      107      Aug-15             4.6565
    12      Sep-07             2.5101       60      Sep-11             4.4459      108      Sep-15             4.6724
    13      Oct-07             2.7368       61      Oct-11             4.6545      109      Oct-15             4.8538
    14      Nov-07             2.5924       62      Nov-11             4.4717      110      Nov-15             4.7102
    15      Dec-07             2.7972       63      Dec-11             4.6460      111      Dec-15             4.8889
    16      Jan-08             2.6621       64      Jan-12             4.4679      112      Jan-16             4.7501
    17      Feb-08             2.6831       65      Feb-12             4.4815      113      Feb-16             4.7796
    18      Mar-08             3.0378       66      Mar-12             4.8358      114      Mar-16             5.1173
    19      Apr-08             2.7124       67      Apr-12             4.4808      115      Apr-16             4.8248
    20      May-08             2.8934       68      May-12             4.6571      116      May-16             5.0041
    21      Jun-08             2.7212       69      Jun-12             4.4812      117      Jun-16             4.8707
    22      Jul-08             2.9008       70      Jul-12             4.6587      118      Jul-16             5.0516
    23      Aug-08             4.6591       71      Aug-12             4.4958      119      Aug-16             4.9356
    24      Sep-08             4.6386       72      Sep-12             4.4996      120      Sep-16             4.9619
    25      Oct-08             4.7827       73      Oct-12             4.6772
    26      Nov-08             4.5868       74      Nov-12             4.5023
    27      Dec-08             4.7393       75      Dec-12             4.4661
    28      Jan-09             4.5470       76      Jan-13             4.2896
    29      Feb-09             4.5888       77      Feb-13             4.3073
    30      Mar-09             5.0968       78      Mar-13             4.8568
    31      Apr-09             4.5562       79      Apr-13             4.3184
    32      May-09             4.7124       80      May-13             4.5032
    33      Jun-09             4.5194       81      Jun-13             4.3314
    34      Jul-09             4.6793       82      Jul-13             4.5163
    35      Aug-09             4.5653       83      Aug-13             4.3562
    36      Sep-09             4.5503       84      Sep-13             4.3658
    37      Oct-09             4.7101       85      Oct-13             4.5508
    38      Nov-09             4.4856       86      Nov-13             4.3810
    39      Dec-09             4.6735       87      Dec-13             4.5661
    40      Jan-10             4.4914       88      Jan-14             4.3959
    41      Feb-10             4.5201       89      Feb-14             4.4139
    42      Mar-10             5.0440       90      Mar-14             4.9470
    43      Apr-10             4.4989       91      Apr-14             4.4281
    44      May-10             4.6671       92      May-14             4.6098
    45      Jun-10             4.4784       93      Jun-14             4.4454
    46      Jul-10             4.6505       94      Jul-14             4.6274
    47      Aug-10             4.4898       95      Aug-14             4.4769
    48      Sep-10             4.4833       96      Sep-14             4.4882



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


         Distribution   WAC Cap   Loan Group I   Loan Group II            Distribution   WAC Cap   Loan Group I   Loan Group II
Period       Date         (%)     WAC Cap (%)     WAC Cap (%)    Period       Date         (%)     WAC Cap (%)     WAC Cap (%)
------   ------------   -------   ------------   -------------   ------   ------------   -------   ------------   -------------
     1      Oct-06      23.6049        23.6908         23.5412       49      Oct-10      17.4483        17.5180         17.3976
     2      Nov-06      22.0056        22.0775         21.9523       50      Nov-10      16.9157        16.9806         16.8685
     3      Dec-06      22.1618        22.2358         22.1070       51      Dec-10      17.1825        17.2471         17.1356
     4      Jan-07      21.8111        21.8823         21.7584       52      Jan-11      16.6587        16.7186         16.6152
     5      Feb-07      21.7384        21.8091         21.6860       53      Feb-11      16.5323        16.5891         16.4911
     6      Mar-07      22.4580        22.5356         22.4006       54      Mar-11      17.6826        17.7426         17.6391
     7      Apr-07      21.4909        21.5603         21.4396       55      Apr-11      16.2880        16.3395         16.2507
     8      May-07      21.5924        21.6631         21.5400       56      May-11      16.5630        16.6134         16.5264
     9      Jun-07      21.1608        21.2282         21.1108       57      Jun-11      16.0484        16.0945         16.0150
    10      Jul-07      21.2216        21.2901         21.1709       58      Jul-11      16.3301        16.3742         16.2981
    11      Aug-07      20.7377        20.8027         20.6896       59      Aug-11      15.8293        15.8698         15.8000
    12      Sep-07      20.5247        20.5884         20.4776       60      Sep-11      15.7167        15.7532         15.6903
    13      Oct-07      20.5737        20.6382         20.5261       61      Oct-11      12.2031        12.2380         12.1779
    14      Nov-07      20.0910        20.1521         20.0459       62      Nov-11      11.7950        11.8260         11.7726
    15      Dec-07      20.1299        20.1916         20.0843       63      Dec-11      12.1732        12.2023         12.1522
    16      Jan-08      19.6620        19.7204         19.6189       64      Jan-12      11.7664        11.7914         11.7484
    17      Feb-08      19.4407        19.4978         19.3986       65      Feb-12      11.7550        11.7775         11.7389
    18      Mar-08      19.7514        19.8110         19.7074       66      Mar-12      12.5506        12.5709         12.5361
    19      Apr-08      19.0013        19.0556         18.9611       67      Apr-12      11.7262        11.7422         11.7146
    20      May-08      19.0424        19.0972         19.0020       68      May-12      12.1017        12.1153         12.0919
    21      Jun-08      18.5620        18.6140         18.5236       69      Jun-12      11.6964        11.7066         11.6891
    22      Jul-08      18.6126        18.6588         18.5784       70      Jul-12      12.0714        12.0785         12.0663
    23      Aug-08      20.3630        20.4621         20.2898       71      Aug-12      11.6702        11.6744         11.6672
    24      Sep-08      19.6585        19.7483         19.5924       72      Sep-12      11.6557        11.6563         11.6553
    25      Oct-08      19.3402        19.4227         19.2794       73      Oct-12      12.0286        12.0260         12.0304
    26      Nov-08      18.4185        18.4882         18.3673       74      Nov-12      11.6254        11.6199         11.6293
    27      Dec-08      18.5309        18.6005         18.4798       75      Dec-12      11.9971        11.9883         12.0035
    28      Jan-09      17.9897        18.0514         17.9443       76      Jan-13      11.5949        11.5832         11.6032
    29      Feb-09      18.8600        18.9522         18.7923       77      Feb-13      11.5795        11.5647         11.5901
    30      Mar-09      19.8347        19.9342         19.7617       78      Mar-13      12.8032        12.7833         12.8174
    31      Apr-09      18.4504        18.5379         18.3863       79      Apr-13      11.5487        11.5276         11.5638
    32      May-09      18.7721        18.8601         18.7078       80      May-13      11.9177        11.8926         11.9356
    33      Jun-09      18.4077        18.4911         18.3466       81      Jun-13      11.5177        11.4902         11.5373
    34      Jul-09      18.6098        18.6891         18.5518       82      Jul-13      11.8855        11.8538         11.9082
    35      Aug-09      19.1791        19.2821         19.1037       83      Aug-13      11.4865        11.4526         11.5108
    36      Sep-09      18.9965        19.0965         18.9234       84      Sep-13      11.4709        11.4336         11.4974
    37      Oct-09      19.2085        19.3095         19.1347       85      Oct-13      11.8370        11.7951         11.8669
    38      Nov-09      18.6193        18.7147         18.5496       86      Nov-13      11.4394        11.3956         11.4707
    39      Dec-09      18.8539        18.9506         18.7833       87      Dec-13      11.8044        11.7557         11.8391
    40      Jan-10      18.2923        18.3823         18.2266       88      Jan-14      11.4078        11.3573         11.4438
    41      Feb-10      18.1842        18.2751         18.1179       89      Feb-14      11.3920        11.3381         11.4303
    42      Mar-10      19.3183        19.4159         19.2472       90      Mar-14      12.5949        12.5315         12.6400
    43      Apr-10      17.8758        17.9615         17.8133       91      Apr-14      11.3601        11.2994         11.4033
    44      May-10      18.1264        18.2125         18.0637       92      May-14      11.7223        11.6560         11.7694
    45      Jun-10      17.5795        17.6607         17.5204       93      Jun-14      11.3282        11.2606         11.3762
    46      Jul-10      17.8394        17.9201         17.7807       94      Jul-14      11.6892        11.6158         11.7413
    47      Aug-10      17.3203        17.3932         17.2673       95      Aug-14      11.2961        11.2215         11.3490
    48      Sep-10      17.1855        17.2556         17.1346       96      Sep-14      11.2800        11.2019         11.3353



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

         Distribution   Aggregate WAC   Loan Group I   Loan Group II
Period       Date          Cap (%)      WAC Cap (%)     WAC Cap (%)
------   ------------   -------------   ------------   -------------
    97      Oct-14            11.6393        11.5550         11.6991
    98      Nov-14            11.2477        11.1625         11.3080
    99      Dec-14            11.6059        11.5142         11.6708
   100      Jan-15            11.2153        11.1230         11.2807
   101      Feb-15            11.1991        11.1031         11.2669
   102      Mar-15            12.3810        12.2708         12.4589
   103      Apr-15            11.1666        11.0633         11.2395
   104      May-15            11.5220        11.4115         11.5999
   105      Jun-15            11.1340        11.0234         11.2120
   106      Jul-15            11.4883        11.3701         11.5715
   107      Aug-15            11.1013        10.9833         11.1845
   108      Sep-15            11.0850        10.9632         11.1707
   109      Oct-15            11.4376        11.3078         11.5288
   110      Nov-15            11.0522        10.9229         11.1431
   111      Dec-15            11.4037        11.2661         11.5003
   112      Jan-16            11.0194        10.8825         11.1156
   113      Feb-16            11.0030        10.8622         11.1018
   114      Mar-16            11.7443        11.5897         11.8527
   115      Apr-16            10.9701        10.8217         11.0742
   116      May-16            11.3188        11.1614         11.4291
   117      Jun-16            10.9373        10.7810         11.0466
   118      Jul-16            11.2848        11.1194         11.4006
   119      Aug-16            10.9044        10.7403         11.0191
   120      Sep-16            10.8879        10.7199         11.0053


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $1,006,451,549. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay to the Swap Provider an amount equal to a per annum rate (on an actual/360 basis), changing monthly according to the schedule below, on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Amortization Schedule is calculated as approximately 150% of the Pricing Prepayment Assumption.

                                  Swap Schedule


         Distribution   Swap Notional     Fixed Rate                     Distribution    Swap Notional   Fixed Rate
Period       Date        Amount ($)     (Trust Pays) %      Period           Date          Amount      (Trust Pays) %
------   ------------   -------------   --------------   ------------   --------------   -----------   --------------
     1      Oct-06      1,006,451,549            5.440             38       Nov-09       146,957,696            5.110
     2      Nov-06        993,247,898            5.480             39       Dec-09       138,972,950            5.120
     3      Dec-06        977,006,142            5.500             40       Jan-10       131,438,178            5.130
     4      Jan-07        957,752,047            5.490             41       Feb-10       124,314,629            5.140
     5      Feb-07        935,537,591            5.440             42       Mar-10       117,579,120            5.150
     6      Mar-07        910,441,754            5.410             43       Apr-10       111,209,791            5.160
     7      Apr-07        882,571,022            5.380             44       May-10       105,186,051            5.170
     8      May-07        852,059,530            5.350             45       Jun-10        99,488,496            5.180
     9      Jun-07        819,068,837            5.310             46       Jul-10        94,098,836            5.180
    10      Jul-07        783,788,580            5.270             47       Aug-10        88,999,837            5.190
    11      Aug-07        746,450,905            5.230             48       Sep-10        84,175,251            5.190
    12      Sep-07        710,868,912            5.180             49       Oct-10        79,609,764            5.200
    13      Oct-07        676,963,357            5.130             50       Nov-10        75,288,936            5.210
    14      Nov-07        644,654,689            5.100             51       Dec-10        71,199,159            5.220
    15      Dec-07        613,867,150            5.070             52       Jan-11        67,327,600            5.220
    16      Jan-08        584,528,600            5.030             53       Feb-11        63,662,159            5.230
    17      Feb-08        556,570,342            5.010             54       Mar-11        60,191,427            5.240
    18      Mar-08        529,926,949            5.000             55       Apr-11        56,904,642            5.240
    19      Apr-08        504,536,122            4.980             56       May-11        53,791,661            5.250
    20      May-08        480,338,525            4.970             57       Jun-11        50,842,909            5.260
    21      Jun-08        457,277,656            4.970             58       Jul-11        48,049,363            5.260
    22      Jul-08        435,293,983            4.970             59       Aug-11        45,402,505            5.260
    23      Aug-08        414,240,168            4.970             60       Sep-11        42,892,396            5.270
    24      Sep-08        362,279,410            4.970             61   Oct-11 onwards             0            0.000
    25      Oct-08        317,513,208            4.980
    26      Nov-08        278,957,365            4.980
    27      Dec-08        263,190,446            4.990
    28      Jan-09        248,299,370            5.000
    29      Feb-09        234,234,171            5.010
    30      Mar-09        220,948,132            5.010
    31      Apr-09        208,396,523            5.020
    32      May-09        200,779,421            5.030
    33      Jun-09        194,638,910            5.040
    34      Jul-09        184,363,087            5.050
    35      Aug-09        174,635,956            5.070
    36      Sep-09        165,022,039            5.080
    37      Oct-09        155,702,591            5.090



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                      $1,021,778,222
Number of Mortgage Loans:                                                  4,557
Average Scheduled Principal Balance:                                    $224,222
Weighted Average Gross Coupon:                                            8.538%
Weighted Average Net Coupon: (2)                                          8.028%
Weighted Average Current FICO Score:                                         628
Weighted Average Original LTV Ratio:                                      76.30%
Weighted Average Combined Original LTV Ratio:                             81.24%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (3)                                          22
Weighted Average Gross Margin: (3)                                         6.04%
Weighted Average Initial Rate Cap: (3)                                     2.96%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.48%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Current                 of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Principal Balance     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          411      $14,283,099        1.40%    11.606%       634     $34,752      99.34%   99.34%   70.38%     98.25%
$50,001 - $75,000        327       20,418,913        2.00     10.745        626      62,443      90.53    93.00    58.15      87.09
$75,001 - $100,000       370       32,369,316        3.17      9.928        623      87,485      86.31    91.07    58.96      94.00
$100,001 - $125,000      371       41,997,273        4.11      9.526        617     113,200      84.07    91.17    61.59      92.59
$125,001 - $150,000      349       47,894,040        4.69      9.280        614     137,232      81.26    88.93    55.39      94.07
$150,001 - $200,000      712      124,657,643       12.20      8.629        614     175,081      79.37    87.34    63.55      93.78
$200,001 - $250,000      484      109,339,189       10.70      8.463        621     225,907      79.29    88.16    61.34      94.96
$250,001 - $300,000      351       96,669,761        9.46      8.532        622     275,412      78.53    86.53    50.63      91.89
$300,001 - $350,000      321      103,970,299       10.18      8.113        631     323,895      80.71    90.25    52.93      96.53
$350,001 - $400,000      231       86,285,703        8.44      8.227        632     373,531      81.48    90.97    46.58      95.69
$400,001 & Above         630      343,892,988       33.66      8.124        640     545,862      81.25    90.31    50.51      94.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Current Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Current Rate          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%              21       $8,642,896        0.85%     5.975%       709    $411,566      72.89%   77.78%  100.00%    100.00%
6.00 - 6.49%              64       26,510,251        2.59      6.267        691     414,223      75.78    84.04    98.40     100.00
6.50 - 6.99%             235       80,929,673        7.92      6.796        669     344,382      78.55    89.29    90.41      98.52
7.00 - 7.49%             332       93,816,780        9.18      7.265        651     282,581      80.05    92.24    87.17      96.20
7.50 - 7.99%             582      167,854,208       16.43      7.763        640     288,409      80.27    91.32    69.15      94.28
8.00 - 8.49%             540      152,146,883       14.89      8.258        632     281,753      81.28    91.59    48.08      95.60
8.50 - 8.99%             778      200,124,000       19.59      8.742        621     257,229      81.96    90.62    38.57      92.74
9.00% & Above          2,005      291,753,530       28.55     10.165        598     145,513      83.14    86.91    34.77      91.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Credit Score          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above              117      $36,322,671        3.55%     7.705%       762    $310,450      79.34%   89.74%   55.11%     89.67%
720 - 739                 98       28,054,458        2.75      7.969        727     286,270      82.16    93.98    38.68      91.58
700 - 719                175       45,444,515        4.45      7.662        708     259,683      81.90    92.62    54.33      93.33
680 - 699                217       57,299,726        5.61      8.001        689     264,054      82.28    92.44    42.17      93.05
660 - 679                457      104,526,482       10.23      8.153        668     228,723      83.26    94.31    50.93      94.28
640 - 659                773      177,456,913       17.37      8.315        649     229,569      82.82    94.32    44.49      96.06
620 - 639                778      160,734,554       15.73      8.652        629     206,600      82.81    93.99    48.32      93.93
600 - 619                569      120,690,911       11.81      8.460        609     212,111      82.65    89.80    70.81      95.37
580 - 599                478       92,797,364        9.08      8.602        589     194,137      81.46    89.17    79.90      94.35
560 - 579                295       62,563,992        6.12      9.068        569     212,081      79.12    80.58    64.00      92.38
540 - 559                243       54,373,834        5.32      9.310        551     223,761      76.89    77.98    61.39      94.29
520 - 539                216       50,121,447        4.91      9.688        530     232,044      74.51    75.01    44.07      95.51
500 - 519                141       31,391,355        3.07     10.100        509     222,634      72.36    72.51    40.97      92.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Lien                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                  3,622     $958,765,334       93.83%     8.353%       627    $264,706      80.02%   88.92%   54.83%     93.85%
Second                   935       63,012,889        6.17     11.362        652      67,393      99.66    99.66    50.60      99.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Combined Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Combined                of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Original LTV          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           204      $41,510,001        4.06%     8.917%       597    $203,480      50.47%   51.67%   56.77%     90.81%
60.01 - 70.00%           277       66,984,260        6.56      8.860        596     241,820      66.65    67.08    49.15      91.23
70.01 - 80.00%         2,150      581,901,718       56.95      8.226        634     270,652      79.32    92.91    47.10      96.19
80.01 - 85.00%           299       79,619,124        7.79      8.176        613     266,285      84.57    87.85    72.48      90.69
85.01 - 90.00%           539      141,122,945       13.81      8.485        624     261,824      89.80    91.71    73.33      86.66
90.01 - 95.00%           138       33,175,828        3.25      8.609        630     240,405      94.77    95.08    78.51      96.77
95.01 - 100.00%          950       77,464,346        7.58     10.839        653      81,541      99.89    99.89    51.31     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Original LTV          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below         1,139     $104,522,890       10.23%    10.391%       630     $91,767      80.13%   80.60%   53.05%     96.16%
60.01 - 70.00%           277       66,984,260        6.56      8.860        596     241,820      66.65    67.08    49.15      91.23
70.01 - 80.00%         2,149      581,814,773       56.94      8.226        634     270,737      79.32    92.91    47.11      96.19
80.01 - 85.00%           297       79,574,397        7.79      8.174        613     267,927      84.57    87.86    72.46      90.70
85.01 - 90.00%           532      140,846,477       13.78      8.481        624     264,749      89.80    91.71    73.28      86.65
90.01 - 95.00%            98       31,090,277        3.04      8.416        629     317,248      94.80    95.12    78.90      97.10
95.01 - 100.00%           65       16,945,150        1.66      8.974        658     260,695      99.75    99.75    57.29     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Documentation         Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               2,644     $557,550,842       54.57%     8.108%       624    $210,874      82.04%   89.78%  100.00%     93.32%
Stated Doc             1,887      455,596,811       44.59      9.059        634     241,440      80.09    89.34     0.00      95.27
Alt Doc                   26        8,630,570        0.84      8.864        600     331,945      89.88    89.88     0.00      95.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Purpose               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase               2,617     $527,411,601       51.62%     8.551%       647    $201,533      83.72%   97.21%   50.63%     95.06%
Cashout Refi           1,908      487,306,457       47.69      8.524        608     255,402      78.62    81.52    58.73      93.37
Rate/Term Refi            32        7,060,164        0.69      8.551        625     220,630      75.92    76.52    60.86      88.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                            Distribution by Occupancy


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Occupancy             Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied         4,277     $962,597,495       94.21%     8.512%       628    $225,064      81.31%   90.00%   54.05%    100.00%
Investor                 247       50,476,227        4.94      9.018        635     204,357      80.90    83.65    69.44       0.00
Second Home               33        8,704,500        0.85      8.642        619     263,773      75.30    77.64    25.14       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Property Type         Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family          3,806     $830,373,537       81.27%     8.529%       626    $218,175      81.25%   89.51%   56.94%     95.35%
2-4 Family               413      125,433,577       12.28      8.546        641     303,713      80.66    88.74    42.39      87.80
Condo                    338       65,971,108        6.46      8.644        641     195,181      82.17    92.09    47.83      92.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
State                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                       829     $270,016,611       26.43%     8.224%       639    $325,714      80.91%   89.51%   52.70%     95.22%
FL                       767      152,836,022       14.96      8.665        620     199,265      81.18    89.59    52.82      91.28
NY                       418      131,044,024       12.83      8.446        643     313,502      79.19    87.96    38.94      96.78
MD                       333       75,689,323        7.41      8.645        617     227,295      80.91    87.78    66.96      95.20
NJ                       227       57,461,595        5.62      8.995        622     253,135      80.12    86.44    50.45      93.16
IL                       188       32,766,399        3.21      8.783        624     174,289      82.05    89.91    61.58      96.00
VA                       161       32,272,088        3.16      8.502        622     200,448      81.65    91.18    60.43      98.03
GA                       206       27,016,538        2.64      8.780        610     131,148      83.87    93.73    72.19      94.15
AZ                       125       22,297,195        2.18      8.559        626     178,378      80.64    88.46    54.58      93.02
TX                       122       18,824,027        1.84      8.547        638     154,295      82.07    92.15    61.32      97.57
Other                  1,181      201,554,399       19.73      8.682        621     170,664      82.92    91.32    60.00      92.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Zip                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
11236                     11       $4,461,779        0.44%     8.529%       604    $405,616      76.66%   83.08%   25.64%    100.00%
11434                     13        3,556,312        0.35      7.876        653     273,562      82.48    94.34    56.10     100.00
20744                     12        3,524,364        0.34      7.694        618     293,697      79.39    84.18    88.83     100.00
11208                     11        3,395,150        0.33      8.936        654     308,650      81.51    95.34    16.69      93.09
92562                      7        3,194,196        0.31      8.046        650     456,314      79.59    86.80    54.99     100.00
11420                     10        3,121,254        0.31      8.045        656     312,125      80.07    93.12    45.17     100.00
20772                      6        2,871,354        0.28      8.424        623     478,559      84.38    90.38    89.78     100.00
20720                      8        2,656,884        0.26      9.057        605     332,110      81.09    92.33    56.91     100.00
33024                     10        2,598,059        0.25      8.285        616     259,806      82.15    90.91    50.63     100.00
11433                      7        2,570,319        0.25      8.097        661     367,188      79.55    89.53    20.41     100.00
Other                  4,462      989,828,552       96.87      8.546        628     221,835      81.26    89.58    54.72      94.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                  Distribution by Remaining Months to Maturity


                                                                                  Weighted      Wt.
                                  Pct. Of       Weighted    Weighted                Avg.        Avg.
Remaining             Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Months To               of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Maturity              Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                   84       $2,562,551        0.25%    11.353%       629     $30,507      93.30%   93.30%   71.61%     95.11%
181 - 240                  7          913,816        0.09      8.329        640     130,545      78.66    81.76    74.19     100.00
241 - 360              4,466    1,018,301,855       99.66      8.531        628     228,012      81.21    89.58    54.51      94.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Amortization Type     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM               1,640     $366,554,652       35.87%     8.865%       609    $223,509      79.15%   86.91%   43.90%     91.57%
2 YR ARM
Balloon 40/30          1,172      357,206,353       34.96      8.317        631     304,784      81.63    91.38    49.70      94.16
2 YR ARM IO              269       91,103,247        8.92      7.634        644     338,674      81.58    97.56    83.32     100.00
3 YR ARM                  33        6,570,223        0.64      8.595        626     199,098      82.04    91.49    56.25      92.08
3 YR ARM
Balloon 40/30             24        7,675,334        0.75      8.038        650     319,806      79.02    87.77    45.99      96.30
3 YR ARM IO               13        3,968,516        0.39      7.496        655     305,270      80.28    91.09    80.90     100.00
5 YR ARM                   5          923,742        0.09      9.034        592     184,748      74.65    77.46    51.54      91.35
5 YR ARM
Balloon 40/30              9        2,551,984        0.25      7.286        657     283,554      81.22    95.41   100.00      88.25
5 YR ARM IO                1          284,028        0.03      8.050        650     284,028      80.00   100.00   100.00     100.00
Fixed                  1,254      139,498,215       13.65      9.288        651     111,243      86.61    88.82    65.23      97.03
Fixed
Balloon 40/30            137       45,441,927        4.45      7.385        665     331,693      78.23    83.12    84.65      95.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Initial                 of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Periodic Cap          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00%                    129      $34,934,994        3.42%     8.606%       621    $270,814      80.19%   88.56%   51.37%     91.20%
3.00%                  3,037      801,903,086       78.48      8.470        623     264,044      80.52    90.13    51.15      93.78
N/A                    1,391      184,940,142       18.10      8.820        655     132,955      84.55    87.42    70.00      96.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Periodic                of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Cap                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%                  3,166     $836,838,080       81.90%     8.476%       623    $264,320      80.50%   90.06%   51.16%     93.67%
N/A                    1,391      184,940,142       18.10      8.820        655     132,955      84.55    87.42    70.00      96.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Months to Rate Reset


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Months To Rate          of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Reset                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                3,081     $814,864,251       79.75%     8.487%       622    $264,480      80.51%   90.06%   50.85%     93.65%
25 - 36                   70       18,214,074        1.78      8.121        642     260,201      80.38    89.83    57.30      95.58
49 & Above                15        3,759,755        0.37      7.773        641     250,650      79.51    91.35    88.09      89.90
N/A                    1,391      184,940,142       18.10      8.820        655     132,955      84.55    87.42    70.00      96.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Life                    of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Maximum Rate          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01% & Below          1,391     $184,940,142       18.10%     8.820%       655    $132,955      84.55%   87.42%   70.00%     96.62%
0.00 - 11.99%              5        2,466,153        0.24      5.937        640     493,231      76.23    91.19   100.00     100.00
12.00 - 12.49%            28       10,839,336        1.06      6.296        666     387,119      80.99    96.19    96.09     100.00
12.50 - 12.99%           155       52,916,138        5.18      6.802        666     341,394      80.29    94.69    90.36      98.10
13.00 - 13.49%           262       76,160,447        7.45      7.270        649     290,689      80.23    94.15    87.50      96.40
13.50 - 13.99%           494      146,213,823       14.31      7.765        638     295,979      80.61    92.21    68.08      94.41
14.00 - 14.49%           493      141,017,438       13.80      8.258        634     286,039      81.42    92.26    46.04      95.93
14.50 - 14.99%           728      189,378,248       18.53      8.742        622     260,135      82.02    90.97    37.35      92.97
15.00 - 15.49%           378       94,449,623        9.24      9.243        607     249,867      81.79    89.46    29.85      93.05
15.50 - 15.99%           314       64,792,812        6.34      9.727        579     206,347      81.05    84.73    30.16      89.82
16.00% & Above           309       58,604,062        5.74     10.884        551     189,657      71.06    72.66    30.40      84.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Margin                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01% & Below          1,391     $184,940,142       18.10%     8.820%       655    $132,955      84.55%   87.42%   70.00%     96.62%
0.00 - 4.99%             306      101,745,021        9.96      6.867        660     332,500      80.27    94.80    91.51      98.56
5.00 - 5.49%             385      112,179,087       10.98      7.566        641     291,374      80.53    92.58    77.19      94.48
5.50 - 5.99%             535      151,005,843       14.78      8.076        636     282,254      80.28    91.42    57.53      94.52
6.00 - 6.49%             671      180,386,885       17.65      8.555        626     268,833      82.13    91.93    41.33      95.28
6.50 - 6.99%           1,269      291,521,244       28.53      9.545        595     229,725      79.68    85.58    29.84      90.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                 4,557   $1,021,778,222      100.00%     8.538%       628    $224,222      81.24%   89.58%   54.57%     94.21%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group 1

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                        $434,893,401
Number of Mortgage Loans:                                                  2,223
Average Scheduled Principal Balance:                                    $195,634
Weighted Average Gross Coupon:                                            8.613%
Weighted Average Net Coupon: (2)                                          8.103%
Weighted Average Current FICO Score:                                         607
Weighted Average Original LTV Ratio:                                      78.36%
Weighted Average Combined Original LTV Ratio:                             78.36%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (3)                                          22
Weighted Average Gross Margin: (3)                                         6.20%
Weighted Average Initial Rate Cap: (3)                                     2.95%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.78%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Current                 of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Principal Balance     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            2          $99,946        0.02%    11.400%       549     $49,973      76.76%   76.76%  100.00%     49.99%
$50,001 - $75,000        131        8,274,101        1.90      9.965        593      63,161      77.52    83.13    69.05      68.14
$75,001 - $100,000       204       18,101,252        4.16      9.018        599      88,732      77.10    84.42    70.20      89.27
$100,001 - $125,000      243       27,498,423        6.32      8.928        600     113,162      78.20    86.88    72.15      88.68
$125,001 - $150,000      252       34,709,786        7.98      8.965        602     137,737      77.80    85.23    58.27      91.82
$150,001 - $200,000      524       91,453,865       21.03      8.533        606     174,530      77.57    83.42    67.20      91.53
$200,001 - $250,000      305       68,756,619       15.81      8.545        607     225,432      77.72    82.51    63.02      91.98
$250,001 - $300,000      228       62,663,992       14.41      8.661        608     274,842      77.06    80.44    54.01      87.50
$300,001 - $350,000      167       53,798,192       12.37      8.203        610     322,145      80.74    83.17    64.66      93.30
$350,001 - $400,000       94       35,070,253        8.06      8.435        605     373,088      80.99    81.35    51.24      89.40
$400,001 & Above          73       34,466,971        7.93      8.539        615     472,150      79.31    80.27    45.45      79.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Current Rate          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%               9       $2,012,195        0.46%     5.952%       662    $223,577      64.96%   64.96%  100.00%    100.00%
6.00 - 6.49%              31        8,539,427        1.96      6.258        664     275,465      74.57    78.86   100.00     100.00
6.50 - 6.99%             109       26,963,700        6.20      6.792        663     247,373      76.01    80.65    95.07      97.21
7.00 - 7.49%             190       40,651,138        9.35      7.268        644     213,953      78.33    86.18    89.39      94.06
7.50 - 7.99%             319       65,973,410       15.17      7.751        629     206,813      78.33    85.22    79.78      91.98
8.00 - 8.49%             296       60,238,489       13.85      8.258        617     203,508      80.81    85.84    67.65      90.43
8.50 - 8.99%             462       92,109,467       21.18      8.753        601     199,371      80.99    84.93    53.61      88.50
9.00% & Above            807      138,405,574       31.83     10.018        569     171,506      76.47    78.82    36.38      84.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group 1

                          Distribution by Credit Score


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Credit Score          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above               37       $8,665,701        1.99%     7.781%       764    $234,208      77.58%   84.33%   45.16%     77.80%
720 - 739                 24        5,587,390        1.28      7.470        728     232,808      78.51    84.43    66.88      65.66
700 - 719                 59       12,671,603        2.91      7.522        707     214,773      80.89    88.65    68.21      80.47
680 - 699                 78       16,510,495        3.80      7.647        689     211,673      79.99    85.50    65.36      84.32
660 - 679                172       34,971,601        8.04      7.894        669     203,323      80.96    87.69    58.23      89.40
640 - 659                211       43,500,231       10.00      8.007        648     206,162      80.44    87.61    61.75      89.26
620 - 639                294       55,523,529       12.77      8.301        628     188,856      79.91    87.71    59.18      85.62
600 - 619                302       60,278,371       13.86      8.304        609     199,597      80.18    85.31    65.90      91.64
580 - 599                270       50,127,430       11.53      8.577        589     185,657      79.77    84.90    75.71      91.35
560 - 579                251       45,827,764       10.54      9.108        569     182,581      77.66    78.76    61.41      91.17
540 - 559                210       39,536,388        9.09      9.367        551     188,269      76.01    76.83    62.45      92.14
520 - 539                185       35,458,491        8.15      9.725        530     191,668      73.38    73.84    48.57      94.98
500 - 519                130       26,234,407        6.03     10.159        510     201,803      70.82    70.88    40.95      90.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Lien                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                  2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Combined                of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Original LTV          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           193      $35,588,474        8.18%     9.100%       588    $184,396      50.41%   50.65%   53.79%     89.28%
60.01 - 70.00%           248       50,299,073       11.57      8.987        586     202,819      66.48    66.72    51.64      90.84
70.01 - 80.00%         1,086      205,249,739       47.20      8.520        608     188,996      78.73    86.91    52.92      90.47
80.01 - 85.00%           226       47,648,047       10.96      8.369        604     210,832      84.55    86.43    74.92      87.87
85.01 - 90.00%           373       76,949,571       17.69      8.543        617     206,299      89.76    91.55    79.43      84.62
90.01 - 95.00%            60       13,047,078        3.00      8.375        638     217,451      94.74    94.86    79.09      97.45
95.01 - 100.00%           37        6,111,418        1.41      9.102        653     165,173      99.87    99.87    77.87     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group 1

                          Distribution by Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Original LTV          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           193      $35,588,474        8.18%     9.100%       588    $184,396      50.41%   50.65%   53.79%     89.28%
60.01 - 70.00%           248       50,299,073       11.57      8.987        586     202,819      66.48    66.72    51.64      90.84
70.01 - 80.00%         1,086      205,249,739       47.20      8.520        608     188,996      78.73    86.91    52.92      90.47
80.01 - 85.00%           226       47,648,047       10.96      8.369        604     210,832      84.55    86.43    74.92      87.87
85.01 - 90.00%           373       76,949,571       17.69      8.543        617     206,299      89.76    91.55    79.43      84.62
90.01 - 95.00%            60       13,047,078        3.00      8.375        638     217,451      94.74    94.86    79.09      97.45
95.01 - 100.00%           37        6,111,418        1.41      9.102        653     165,173      99.87    99.87    77.87     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Documentation         Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               1,420     $265,637,474       61.08%     8.204%       609    $187,069      79.93%   84.97%  100.00%     89.55%
Stated Doc               790      166,770,938       38.35      9.258        604     211,102      75.83    79.36     0.00      89.34
Alt Doc                   13        2,484,988        0.57      9.039        580     191,153      81.74    81.74     0.00      83.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Purpose               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi           1,496     $326,158,769       75.00%     8.650%       599    $218,021      77.02%   78.95%   58.31%     92.32%
Purchase                 703      104,257,326       23.97      8.494        629     148,303      82.90    95.31    70.06      80.35
Rate/Term Refi            24        4,477,306        1.03      8.678        612     186,554      70.57    71.52    54.10      91.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Occupancy             Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied         1,975     $388,953,886       89.44%     8.554%       604    $196,939      78.31%   82.97%   61.16%    100.00%
Investor                 220       40,555,576        9.33      9.168        626     184,344      79.17    81.72    63.06       0.00
Second Home               28        5,383,939        1.24      8.670        611     192,284      76.34    78.07    40.65       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group 1

                          Distribution by Property Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Property Type         Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family          1,912     $360,119,491       82.81%     8.601%       605    $188,347      78.59%   83.27%   62.42%     92.15%
2-4 Family               172       48,341,082       11.12      8.722        610     281,053      75.59    77.62    51.10      71.05
Condo                    139       26,432,828        6.08      8.566        620     190,164      80.36    85.75    61.07      86.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
State                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                       379      $70,486,082       16.21%     8.689%       599    $185,979      78.41%   81.38%   53.60%     86.51%
CA                       227       64,683,404       14.87      8.262        607     284,949      74.43    76.64    57.54      87.09
NY                       152       41,330,776        9.50      8.685        603     271,913      73.36    74.45    47.82      89.79
MD                       183       36,343,866        8.36      8.720        599     198,600      77.27    81.58    75.31      92.55
NJ                       118       28,382,054        6.53      9.207        601     240,526      77.10    79.32    55.49      92.10
IL                       126       23,093,114        5.31      8.537        612     183,279      80.64    87.20    70.30      96.24
GA                       127       18,078,901        4.16      8.677        605     142,354      83.47    92.90    76.35      91.33
VA                        86       15,380,689        3.54      8.553        611     178,845      78.64    85.81    56.15      95.86
HI                        37       13,507,025        3.11      8.357        628     365,055      80.73    83.71    43.11      88.45
AZ                        74       13,359,474        3.07      8.338        622     180,533      78.65    83.75    60.08      88.35
Other                    714      110,248,016       25.35      8.632        611     154,409      81.53    88.52    68.24      88.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Zip                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
11236                      6       $2,395,293        0.55%     8.542%       558    $399,216      71.87%   71.87%   25.23%    100.00%
96797                      4        2,089,334        0.48      8.401        584     522,334      83.90    83.90    70.52     100.00
96706                      5        1,658,614        0.38      8.072        664     331,723      80.39    80.39    37.01     100.00
07055                      5        1,605,376        0.37      8.564        649     321,075      77.59    77.59    19.99     100.00
92553                      5        1,596,289        0.37      7.591        644     319,258      83.61    89.96    20.16     100.00
07047                      4        1,568,597        0.36      9.285        590     392,149      80.75    80.75    14.71     100.00
20748                      6        1,504,293        0.35      9.159        581     250,716      81.95    87.79   100.00     100.00
20744                      7        1,480,504        0.34      8.330        611     211,501      71.88    71.88    73.41     100.00
33177                      5        1,414,307        0.33      8.972        594     282,861      78.12    81.74    39.69     100.00
34953                      5        1,231,494        0.28      8.340        616     246,299      83.83    87.66    62.53     100.00
Other                  2,171      418,349,299       96.20      8.616        607     192,699      78.33    82.87    61.71      89.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
Remaining             Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Months To               of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Maturity              Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    2         $373,315        0.09%     8.188%       572    $186,657      58.83%   58.83%  100.00%    100.00%
181 - 240                  5          835,605        0.19      8.007        642     167,121      76.67    80.05    71.77     100.00
241 - 360              2,216      433,684,481       99.72      8.614        606     195,706      78.38    82.82    61.03      89.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group 1

                        Distribution by Amortization Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Amortization Type     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM               1,123     $194,966,854       44.83%     9.126%       590    $173,613      77.26%   81.11%   50.73%     87.22%
2 YR ARM
Balloon 40/30            623      141,263,874       32.48      8.490        608     226,748      80.80    85.74    62.00      89.53
2 YR ARM IO               88       18,352,120        4.22      7.618        636     208,547      82.72    96.53    96.24     100.00
3 YR ARM                  20        3,241,554        0.75      8.990        593     162,078      81.38    83.73    46.56      83.95
3 YR ARM
Balloon 40/30             11        2,207,413        0.51      7.845        632     200,674      71.72    77.49    70.10      87.12
3 YR ARM IO                5        1,135,596        0.26      6.873        652     227,119      74.35    83.64    83.14     100.00
5 YR ARM                   3          425,936        0.10      8.529        596     141,979      68.39    68.39    81.24      81.24
5 YR ARM
Balloon 40/30              4          928,637        0.21      7.839        632     232,159      80.00   100.00   100.00      67.72
Fixed                    250       46,723,741       10.74      7.850        635     186,895      74.26    76.70    74.86      91.56
Fixed
Balloon 40/30             96       25,647,674        5.90      7.611        649     267,163      78.20    80.62    82.84      95.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Initial                 of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Periodic Cap          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00%                     85      $16,882,395        3.88%     8.975%       601    $198,616      77.81%   82.22%   55.92%     81.79%
3.00%                  1,792      345,639,590       79.48      8.772        600     192,879      78.96    83.81    57.86      89.06
N/A                      346       72,371,416       16.64      7.766        640     209,166      75.66    78.09    77.69      93.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Periodic                of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Cap                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%                  1,877     $362,521,985       83.36%     8.782%       600    $193,139      78.90%   83.74%   57.77%     88.72%
N/A                      346       72,371,416       16.64      7.766        640     209,166      75.66    78.09    77.69      93.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Months To Rate          of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Reset                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                1,834     $354,582,849       81.53%     8.795%       600    $193,339      78.95%   83.75%   57.57%     88.80%
25 - 36                   36        6,584,563        1.51      8.241        616     182,905      76.93    81.62    60.76      87.78
49 & Above                 7        1,354,574        0.31      8.056        621     193,511      76.35    90.06    94.10      71.97
N/A                      346       72,371,416       16.64      7.766        640     209,166      75.66    78.09    77.69      93.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group 1

                        Distribution by Life Maximum Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Life Maximum Rate     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                      346      $72,371,416       16.64%     7.766%       640    $209,166      75.66%   78.09%   77.69%     93.01%
0.01 - 11.99%              2          620,445        0.14      5.867        625     310,222      65.00    65.00   100.00     100.00
12.00 - 12.49%            10        2,573,663        0.59      6.256        633     257,366      79.84    90.01   100.00     100.00
12.50 - 12.99%            56       12,785,329        2.94      6.813        651     228,309      79.64    87.78    97.28      95.60
13.00 - 13.49%           135       28,317,467        6.51      7.273        636     209,759      78.71    89.24    93.66      94.39
13.50 - 13.99%           250       52,476,591       12.07      7.753        625     209,906      79.01    86.23    78.47      92.65
14.00 - 14.49%           257       52,409,708       12.05      8.257        618     203,929      81.16    86.61    66.42      89.91
14.50 - 14.99%           421       83,882,201       19.29      8.753        601     199,245      81.10    85.33    52.66      88.83
15.00 - 15.49%           234       43,875,174       10.09      9.242        588     187,501      80.88    84.79    42.74      85.05
15.50 - 15.99%           238       39,697,329        9.13      9.743        570     166,796      80.16    82.50    36.13      84.77
16.00% & Above           274       45,884,079       10.55     11.000        548     167,460      69.27    70.13    30.52      83.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Margin                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                      346      $72,371,416       16.64%     7.766%       640    $209,166      75.66%   78.09%   77.69%     93.01%
0.01 - 4.99%             124       27,915,873        6.42      6.942        640     225,128      79.08    88.10    96.92      96.33
5.00 - 5.49%             213       44,823,454       10.31      7.589        630     210,439      78.91    87.53    85.22      94.11
5.50 - 5.99%             289       59,002,236       13.57      8.159        617     204,160      79.26    84.93    71.53      89.99
6.00 - 6.49%             364       70,936,700       16.31      8.614        607     194,881      81.15    85.98    57.53      91.42
6.50 - 6.99%             887      159,843,722       36.75      9.742        575     180,207      77.74    80.48    38.25      84.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,223     $434,893,401      100.00%     8.613%       607    $195,634      78.36%   82.80%   61.08%     89.44%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group 2

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                        $586,884,822
Number of Mortgage Loans:                                                  2,334
Average Scheduled Principal Balance:                                    $251,450
Weighted Average Gross Coupon:                                            8.483%
Weighted Average Net Coupon: (2)                                          7.973%
Weighted Average Current FICO Score:                                         645
Weighted Average Original LTV Ratio:                                      74.76%
Weighted Average Combined Original LTV Ratio:                             83.36%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (3)                                          22
Weighted Average Gross Margin: (3)                                         5.92%
Weighted Average Initial Rate Cap: (3)                                     2.96%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.24%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Current                 of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Principal Balance     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          409      $14,183,153        2.42%    11.607%       635     $34,678      99.50%   99.50%   70.17%     98.59%
$50,001 - $75,000        196       12,144,812        2.07     11.276        649      61,963      99.40    99.73    50.73     100.00
$75,001 - $100,000       166       14,268,064        2.43     11.083        655      85,952      98.00    99.51    44.69     100.00
$100,001 - $125,000      128       14,498,850        2.47     10.659        650     113,272      95.20    99.30    41.55     100.00
$125,001 - $150,000       97       13,184,254        2.25     10.112        645     135,920      90.38    98.70    47.78     100.00
$150,001 - $200,000      188       33,203,778        5.66      8.891        634     176,616      84.33    98.13    53.51     100.00
$200,001 - $250,000      179       40,582,569        6.91      8.324        644     226,718      81.96    97.72    58.51     100.00
$250,001 - $300,000      123       34,005,769        5.79      8.294        646     276,470      81.23    97.75    44.41     100.00
$300,001 - $350,000      154       50,172,106        8.55      8.016        654     325,793      80.69    97.83    40.36     100.00
$350,001 - $400,000      137       51,215,449        8.73      8.085        650     373,835      81.82    97.56    43.39     100.00
$400,001 & Above         557      309,426,017       52.72      8.078        643     555,522      81.47    91.43    51.07      95.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Current Rate          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%              12       $6,630,701        1.13%     5.982%       724    $552,558      75.30%   81.67%  100.00%    100.00%
6.00 - 6.49%              33       17,970,824        3.06      6.271        703     544,570      76.36    86.51    97.64     100.00
6.50 - 6.99%             126       53,965,972        9.20      6.798        672     428,301      79.83    93.61    88.09      99.18
7.00 - 7.49%             142       53,165,642        9.06      7.262        656     374,406      81.36    96.86    85.47      97.83
7.50 - 7.99%             263      101,880,799       17.36      7.771        647     387,379      81.53    95.27    62.27      95.77
8.00 - 8.49%             244       91,908,394       15.66      8.258        643     376,674      81.58    95.36    35.26      98.99
8.50 - 8.99%             316      108,014,533       18.40      8.733        638     341,818      82.79    95.47    25.75      96.35
9.00% & Above          1,198      153,347,956       26.13     10.299        625     128,003      89.16    94.20    33.32      98.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group 2

                          Distribution by Credit Score


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Credit Score          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above               80      $27,656,970        4.71%     7.682%       761    $345,712      79.90%   91.44%   58.22%     93.39%
720 - 739                 74       22,467,068        3.83      8.093        727     303,609      83.06    96.35    31.66      98.03
700 - 719                116       32,772,911        5.58      7.716        709     282,525      82.29    94.16    48.97      98.30
680 - 699                139       40,789,231        6.95      8.144        689     293,448      83.21    95.26    32.79      96.58
660 - 679                285       69,554,881       11.85      8.283        668     244,052      84.41    97.63    47.26      96.73
640 - 659                562      133,956,682       22.83      8.416        649     238,357      83.59    96.49    38.88      98.27
620 - 639                484      105,211,025       17.93      8.837        629     217,378      84.34    97.30    42.59      98.31
600 - 619                267       60,412,540       10.29      8.615        609     226,264      85.11    94.27    75.71      99.09
580 - 599                208       42,669,934        7.27      8.631        590     205,144      83.45    94.19    84.84      97.87
560 - 579                 44       16,736,228        2.85      8.960        569     380,369      83.10    85.58    71.09      95.69
540 - 559                 33       14,837,447        2.53      9.158        553     449,620      79.23    81.05    58.59     100.00
520 - 539                 31       14,662,956        2.50      9.600        532     472,999      77.24    77.83    33.20      96.79
500 - 519                 11        5,156,948        0.88      9.801        508     468,813      80.16    80.82    41.07     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Lien                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                  1,399     $523,871,933       89.26%     8.137%       644    $374,462      81.40%   94.00%   49.64%     97.51%
Second                   935       63,012,889       10.74     11.362        652      67,393      99.66    99.66    50.60      99.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Combined                of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Original LTV          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            11       $5,921,527        1.01%     7.815%       654    $538,321      50.86%   57.84%   74.66%    100.00%
60.01 - 70.00%            29       16,685,187        2.84      8.479        626     575,351      67.15    68.20    41.65      92.39
70.01 - 80.00%         1,064      376,651,979       64.18      8.066        649     353,996      79.64    96.18    43.92      99.31
80.01 - 85.00%            73       31,971,076        5.45      7.887        627     437,960      84.59    89.98    68.83      94.88
85.01 - 90.00%           166       64,173,374       10.93      8.415        632     386,587      89.84    91.90    66.03      89.12
90.01 - 95.00%            78       20,128,750        3.43      8.761        624     258,061      94.80    95.22    78.14      96.33
95.01 - 100.00%          913       71,352,929       12.16     10.988        653      78,152      99.90    99.90    49.04     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group 2

                          Distribution by Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Original LTV          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           946      $68,934,416       11.75%    11.057%       652     $72,869      95.47%   96.07%   52.66%     99.71%
60.01 - 70.00%            29       16,685,187        2.84      8.479        626     575,351      67.15    68.20    41.65      92.39
70.01 - 80.00%         1,063      376,565,034       64.16      8.066        649     354,247      79.64    96.19    43.93      99.31
80.01 - 85.00%            71       31,926,349        5.44      7.882        627     449,667      84.59    89.99    68.79      94.92
85.01 - 90.00%           159       63,896,905       10.89      8.406        631     401,867      89.84    91.91    65.88      89.10
90.01 - 95.00%            38       18,043,198        3.07      8.445        622     474,821      94.84    95.31    78.76      96.84
95.01 - 100.00%           28       10,833,732        1.85      8.903        661     386,919      99.68    99.68    45.68     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Documentation         Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               1,224     $291,913,367       49.74%     8.020%       639    $238,491      83.96%   94.15%  100.00%     96.75%
Stated Doc             1,097      288,825,873       49.21      8.944        652     263,287      82.55    95.11     0.00      98.70
Alt Doc                   13        6,145,581        1.05      8.792        608     472,737      93.17    93.17     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Purpose               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase               1,914     $423,154,275       72.10%     8.566%       652    $221,084      83.92%   97.67%   45.85%     98.69%
Cashout Refi             412      161,147,687       27.46      8.268        625     391,135      81.87    86.72    59.59      95.50
Rate/Term Refi             8        2,582,859        0.44      8.329        648     322,857      85.19    85.19    72.56      82.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Occupancy             Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied         2,302     $573,643,609       97.74%     8.484%       644    $249,194      83.34%   94.77%   49.24%    100.00%
Investor                  27        9,920,651        1.69      8.404        671     367,432      87.97    91.54    95.53       0.00
Second Home                5        3,320,562        0.57      8.596        632     664,112      73.62    76.94     0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group 2

                          Distribution by Property Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Property Type         Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family          1,894     $470,254,046       80.13%     8.473%       641    $248,286      83.28%   94.29%   52.74%     97.80%
2-4 Family               241       77,092,494       13.14      8.435        660     319,886      83.85    95.71    36.94      98.30
Condo                    199       39,538,281        6.74      8.696        655     198,685      83.39    96.33    38.98      96.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
State                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                       602     $205,333,207       34.99%     8.212%       649    $341,085      82.95%   93.57%   51.18%     97.77%
NY                       266       89,713,248       15.29      8.336        662     337,268      81.87    94.19    34.85     100.00
FL                       388       82,349,941       14.03      8.645        638     212,242      83.55    96.62    52.16      95.36
MD                       150       39,345,457        6.70      8.575        634     262,303      84.28    93.50    59.25      97.66
NJ                       109       29,079,541        4.95      8.788        642     266,785      83.06    93.38    45.54      94.20
VA                        75       16,891,399        2.88      8.455        631     225,219      84.39    96.06    64.32     100.00
MA                        60       12,571,763        2.14      8.803        639     209,529      84.53    98.89    36.29     100.00
TX                        68       11,255,698        1.92      8.595        655     165,525      84.37    98.37    56.96     100.00
IL                        62        9,673,284        1.65      9.370        653     156,021      85.44    96.37    40.77      95.42
WA                        41        9,073,566        1.55      8.723        634     221,306      84.34    93.45    51.21     100.00
Other                    513       81,597,717       13.90      8.818        629     159,060      84.64    95.09    55.93      97.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Zip                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
92562                      7       $3,194,196        0.54%     8.046%       650    $456,314      79.59%   86.80%   54.99%    100.00%
11434                     11        3,007,975        0.51      7.923        666     273,452      84.33    98.35    48.09     100.00
11208                      9        2,809,689        0.48      9.149        654     312,188      83.29   100.00    20.17     100.00
20720                      8        2,656,884        0.45      9.057        605     332,110      81.09    92.33    56.91     100.00
11420                      8        2,326,448        0.40      7.967        683     290,806      82.49   100.00    60.61     100.00
11433                      6        2,260,700        0.39      8.048        679     376,783      81.95    93.30    23.20     100.00
92563                      6        2,210,907        0.38      8.137        683     368,485      85.62    95.02    49.49     100.00
20772                      4        2,190,218        0.37      8.165        647     547,554      87.08    94.95   100.00     100.00
33029                      5        2,154,023        0.37      8.628        611     430,805      81.64    95.55    52.13      74.40
11236                      5        2,066,486        0.35      8.514        656     413,297      82.21    96.08    26.11     100.00
Other                  2,265      562,007,294       95.76      8.488        644     248,127      83.39    94.59    49.78      97.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
Remaining             Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Months To               of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Maturity              Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                   82       $2,189,236        0.37%    11.893%       638     $26,698      99.18%   99.18%   66.77%     94.27%
181 - 240                  2           78,212        0.01     11.772        616      39,106     100.00   100.00   100.00     100.00
241 - 360              2,250      584,617,374       99.61      8.470        645     259,830      83.30    94.59    49.67      97.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group 2

                        Distribution by Amortization Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Amortization Type     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                 517     $171,587,797       29.24%     8.569%       630    $331,891      81.30%   93.50%   36.14%     96.52%
2 YR ARM
Balloon 40/30            549      215,942,479       36.79      8.203        645     393,338      82.18    95.07    41.65      97.19
2 YR ARM IO              181       72,751,127       12.40      7.638        645     401,940      81.30    97.82    80.06     100.00
3 YR ARM                  13        3,328,670        0.57      8.211        658     256,052      82.68    99.04    65.68     100.00
3 YR ARM
Balloon 40/30             13        5,467,921        0.93      8.116        657     420,609      81.96    91.92    36.25     100.00
3 YR ARM IO                8        2,832,920        0.48      7.745        656     354,115      82.65    94.08    80.01     100.00
5 YR ARM                   2          497,806        0.08      9.466        588     248,903      80.00    85.23    26.14     100.00
5 YR ARM
Balloon 40/30              5        1,623,347        0.28      6.969        671     324,669      81.92    92.78   100.00     100.00
5 YR ARM IO                1          284,028        0.05      8.050        650     284,028      80.00   100.00   100.00     100.00
Fixed                  1,004       92,774,473       15.81     10.012        659      92,405      92.84    94.92    60.38      99.79
Fixed
Balloon 40/30             41       19,794,253        3.37      7.091        686     482,787      78.26    86.36    87.00      94.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Initial                 of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Periodic Cap          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00%                     44      $18,052,599        3.08%     8.261%       639    $410,286      82.42%   94.48%   47.12%    100.00%
3.00%                  1,245      456,263,496       77.74      8.241        640     366,477      81.70    94.91    46.06      97.36
N/A                    1,045      112,568,726       19.18      9.498        664     107,721      90.27    93.42    65.06      98.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Periodic                of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Cap                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%                  1,289     $474,316,095       80.82%     8.242%       640    $367,972      81.72%   94.90%   46.10%     97.46%
N/A                    1,045      112,568,726       19.18      9.498        664     107,721      90.27    93.42    65.06      98.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Months To Rate          of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Reset                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                1,247     $460,281,403       78.43%     8.250%       640    $369,111      81.71%   94.92%   45.67%     97.38%
25 - 36                   34       11,629,511        1.98      8.053        657     342,044      82.33    94.48    55.33     100.00
49 & Above                 8        2,405,181        0.41      7.613        652     300,648      81.30    92.07    84.71     100.00
N/A                    1,045      112,568,726       19.18      9.498        664     107,721      90.27    93.42    65.06      98.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group 2

                        Distribution by Life Maximum Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
Life                    of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Maximum Rate          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                    1,045     $112,568,726       19.18%     9.498%       664    $107,721      90.27%   93.42%   65.06%     98.94%
0.01 - 11.99%              3        1,845,708        0.31      5.961        646     615,236      80.00   100.00   100.00     100.00
12.00 - 12.49%            18        8,265,673        1.41      6.308        676     459,204      81.35    98.11    94.87     100.00
12.50 - 12.99%            99       40,130,809        6.84      6.799        671     405,362      80.50    96.89    88.16      98.90
13.00 - 13.49%           127       47,842,980        8.15      7.268        656     376,716      81.13    97.05    83.86      97.59
13.50 - 13.99%           244       93,737,232       15.97      7.771        646     384,169      81.51    95.55    62.27      95.40
14.00 - 14.49%           236       88,607,729       15.10      8.258        643     375,456      81.57    95.60    33.99      99.49
14.50 - 14.99%           307      105,496,047       17.98      8.733        639     343,635      82.75    95.46    25.17      96.26
15.00 - 15.49%           144       50,574,449        8.62      9.244        624     351,211      82.58    93.51    18.66     100.00
15.50 - 15.99%            76       25,095,483        4.28      9.703        594     330,204      82.46    88.27    20.70      97.80
16.00% & Above            35       12,719,983        2.17     10.466        562     363,428      77.52    81.79    30.00      90.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.      Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined    CLTV     Pct.      Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld     Full     Owner
Margin                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.      Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                    1,045     $112,568,726       19.18%     9.498%       664    $107,721      90.27%   93.42%   65.06%     98.94%
0.01 - 4.99%             182       73,829,148       12.58      6.838        667     405,655      80.72    97.33    89.47      99.40
5.00 - 5.49%             172       67,355,633       11.48      7.551        647     391,603      81.61    95.95    71.85      94.72
5.50 - 5.99%             246       92,003,607       15.68      8.023        647     373,998      80.94    95.58    48.54      97.43
6.00 - 6.49%             307      109,450,185       18.65      8.517        638     356,515      82.76    95.78    30.83      97.79
6.50 - 6.99%             382      131,677,522       22.44      9.307        618     344,706      82.02    91.78    19.62      97.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                 2,334     $586,884,822      100.00%     8.483%       645    $251,450      83.36%   94.61%   49.74%     97.74%
------------------------------------------------------------------------------------------------------------------------------------
